Exhibit 99.1

Parent of Rockland Trust Company KBW Eastern Regional Bank Symposium Boston March 3, 2004

Forward Looking Information Statements contained in this presentation that are not historical facts are “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. “Forward-looking statements” are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time. NASDAQ: INDB Slide Number: 2

INDB Stock Performance INDB 140% 2 50 2 0 0 NASDAQ Bank Index 52% 150 S&P 500 Index 10 0 (14%) 50 0 1/1/01 4/1/01 7/1/01 10/1/01 1/1/02 4/1/02 7/1/02 10/1/02 1/1/03 4/1/03 7/1/03 10/1/03 1/1/04 1/1/2001 through 2/24/04 Source: SNL Interactive – index = 100 on 1/1/2001 NASDAQ: INDB Slide Number: 3

Investment Summary Established Regional Brand in a Growth Market Superb Asset Quality and Significant Reserve Coverage Strong Net Interest Margin Well Balanced Traditional Banking Balance Sheet Consistent Balance Sheet and Earnings Growth Disciplined Plan for Growth NASDAQ: INDB Slide Number: 4

Profile Leading financial institution in Plymouth County; Strong presence in Barnstable County 52 Banking offices, 7 Commercial Lending Centers, 3 Mortgage Banking Offices & 3 Investment Management Offices 793 Employees The largest commercial bank headquartered in Massachusetts with $2.4 billion in assets A true community bank – the remaining local option NASDAQ: INDB Slide Number: 5

Rockland Trust’s “Fly Away” Promotion NASDAQ: INDB Slide Number: 6

Business Lines Commercial Banking Commercial & Industrial Commercial Real Estate Cash Management Small Business Consumer Banking Consumer Lending Residential Mortgage Deposit Services Phone and Web Banking Investment Management Managed Personal Trust Investment Advice and Services Mutual Funds & Annuities Retirement Services NASDAQ: INDB Slide Number: 7

Company Footprint


Boston
Massachusetts
Atlantic Ocean
Quincy
Hingham
Hull
Cohasset
Braintree
Weymouth
Scituate
Randolph
Rockland
Norwell
Hanover
Stoughton
Brockton
Whitman
Marshfield
Pembroke
Hanson
Duxbury
North Attleboro
Bridgewater
Kingston
Halifax
Attleboro
Plymouth County
Plymouth
Raynham
Middleboro
Carver
MASSACHUSETTS
Area of detail
North Eastham
Providence
Orleans
West Dennis
Wareham
Sandwich
Barnstable County
Chatham
Pocasset
Hyannis
Centerville
South Yarmouth
Harwichport
Osterville
Mashpee
Falmouth
Rhode Island
52 Branches
3 Mortgage Banking Centers
7 Commercial Lending Centers
3 Investment Management Centers
2 New Branch Locations in 2004

NASDAQ: INDB

Slide Number: 8

Independent Bank Corp.
Parent of Rockland Trust Company

Recognized Regional Brand Plymouth County Market Rank Institution Deposits Branches Share 1 Independent Bank Corp. 1,259,371 31 20.4% 2 Royal Bank of Scotland Group 1,052,530 19 17.0 3 Sovereign Bancorp Inc. 963,224 25 15.6 4 Plymouth Bancorp Inc. 730,602 11 11.8 5 Bank of America Corp. 355,081 10 5.8 6 Hingham Instit. for Savings 228,008 4 3.7 7 Campello Bancorp 194,433 4 3.2 8 Mayflower Co-operative Bank 171,233 5 2.8 9 Bridgewater Financial, MHC 170,751 4 2.8 10 Satuit Bancorp, Inc. 164,948 4 2.7 N/A Other 885,250 33 14.2 Totals 6,175,431 150 100.0 % Barnstable County Market Rank Institution Deposits Branches Share 1 Cape Cod Five Cents Svgs Bk 1,097,317 13 20.6% 2 Banknorth Group Inc. 939,005 31 17.6 3 Royal Bank of Scotland Group 728,311 10 13.7 4 Sovereign Bancorp Inc. 621,355 12 11.7 5 Bank of America Corp. 610,371 15 11.4 6 Independent Bank Corp. 478,615 18 9.0 7 Plymouth Bancorp Inc. 341,397 5 6.4 8 Cape Cod Co-operative Bank 297,717 5 5.6 9 Seamen’s Bank 185,095 4 3.5 10 Campello Bancorp 19,280 1 0.4 N/A Other 15,995 3 0.1 Totals 5,334,458 117 100.0 % Source: SNL Financial; Deposit/Market Share data as of June 30, 2003 including pending transactions. NASDAQ: INDB Slide Number: 9

Growth Market % Total Growth in Employment Population Growth (1990-2000) 16 (between 1996-2002) 25% 13.9 14 20% 19.1% 12 10.4 15% 10 8.1 10% 8.6% 8 5.5% 6 5% 4 0% % Homeownership Rate (2002) % Total Growth in businesses $100 14 (between 1996-2002) 77.8 12.3 75.6 $80 12 11.2 61.7 9.9 $60 10 $40 8 $20 6 $0 4 MA Plymouth Barnstable Source: U.S. Census Bureau County County NASDAQ: INDB Slide Number: 10

Growth Market — Infrastructure Improvements Greenbush Li ne Rt. 3 Expansion Rt .. 44 Expansion NASDAQ: INDB Slide Number: 11

Strong Asset Quality ($in millions) 2,000 Reserve/Loans 1,581 1,432 1,500 1,299 1,185 1,029 1,000 1.40% 1.49% 1.46% 1.45% 1.31% 500 0 1999 2000 2001 2002 2003 Loans Reserve for Loan Loss/Loans 17,183 18,000 Delinquency/Loans 5 NPA’s/Assets 4.4 15,000 11,358 4 3.7 10,814 10,321 3.5 12,000 3.0 3.1 7,911 3 9,000 ..23% .23% 1.11% 2 6,000 .92% ..80% .14% .14% .13% 3,000 .60% 1 ..56% 0 19992000 2001 20022003 1999 2000 2001 2002 2003 Total NPA’s NPA’s/Assets Total Delinquency Delinquency/Total Loans NASDAQ: INDB Slide Number: 12

Net Interest Margin (FTE) 5.00% 4.88% 4.84% 4.60% 4.50% 4.40% 4.30% 4.29% 4.00% 4.17% 4.06% 3.99% 3.84% 3.50% 3.00% 1999 2000 2001 2002 2003 NIM (FTE) Peer NIM (FTE) Peer data source: SNL Datasource for publicly traded banks with assets between $1 — $3 billion NASDAQ: INDB Slide Number: 13

Strong Core Funding 1999 2003 Demand Deposits Demand Deposits 21% 25% Savings/NOWs/ MMAs 36% Time Deposits Savings/NOWs/ 25% MMAs Time Deposits 50% 43% CAGR Deposits ($ in millions) 1999 2000 2001 2002 2003 ‘98 base yr Demand Deposits 226,044 336,755 378,663 429,042 448,452 15.4% Savings/NOWs/MMAs 390,140 557,335 662,526 785,137 883,400 17.6% Time Deposits 465,622 595,132 540,429 474,553 451,486 0.9% Total 1,081,806 1,489,222 1,581,618 1,688,732 1,783,338 11.3% NASDAQ: INDB Slide Number: 14

Balanced Loan Portfolio 1999 2003 Commercial Commercial Commercial RE Commercial RE 12% 11% 34% 41% Consumer Consumer 27% 37% Residential 17% Residential 21% CAGR Portfolio ($ in millions) 1999 2000 2001 2002 2003 ‘98 base yr Commercial 126,815 134,227 151,287 151,591 171,230 7.4% Commercial RE 344,596 476,828 502,759 560,215 640,270 17.2% Residential 172,935 172,305 236,624 291,710 335,156 14.4% Consumer 384,164 401,404 408,268 428,086 434,479 3.8% Total 1,028,510 1,184,764 1,298,938 1,431,602 1,581,135 10.9% NASDAQ: INDB Slide Number: 15

INDB Financial Summary 1999 2000 2001 2002 2003 CAGR Per Share Data Net income — Diluted 1.19 1.06 1.53 1.61 1.79 11% Cash dividend Declared 0.40 0.40 0.44 0.48 0.52 7% Book value 6.92 8.05 9.30 11.15 11.75 14% Tangible book value 6.77 5.31 6.77 8.64 9.27 8% Operating Ratios Net Interest Margin 4.30% 4.60% 4.84% 4.88% 4.40% ROAE 17.57% 14.58% 17.42% 17.26% (1) 15.89% (1) ROAA 1.09% 0.88% 1.07% 1.12% (1) 1.11% (1) Capital Ratios Leverage 8.15% 5.86% 6.31% 7.10% 7.60% Tier 1 11.14% 8.50% 9.24% 10.37% 11.00% Risk-based 12.39% 10.97% 12.96% 11.68% 12.25% Tangible Equity/Assets 6.05% 3.96% 4.49% 5.56% 5.65% (1) Calculated using net income w hich ex cludes the w rite-off of trust preferred issuance costs. NASDAQ: INDB Slide Number: 16

Philosophy & Promises People Do Business with Peoplesm To our Shareholders: We will meet or exceed your financial and ethical expectations. To our Customers: You will receive exemplary customer service from our team of professionals who will work with you to fulfill your financial needs. To our Communities: We will strengthen the communities in which we work and live. To our Colleagues: Each of you is critical to the future of the organization and we will invest in your success. NASDAQ: INDB Slide Number: 17

2004 Strategic Goals Expand Commercial Lending business development capabilities and invest in process improvement Establish a new Business Banking Division Core Deposit Generation # 2 de novo branches # Invest in retail sales coaching/training and scorecard # New product set introduction # Take advantage of in-market disruption due to recent M&A activity Expand Mortgage Banking product set and investor platform Expand retirement services and improve InvestSelect product Improve efficiencies through technology improvements Be opportunistic with acquisitions which advance these goals NASDAQ: INDB Slide Number: 18

Governance Chairman/CEO roles separated Majority of current Directors (11 of 12) are ‘independent’ in accordance with NASDAQ rules Board has adopted written statements of Governance Principles and written Charters for each of its committees Company has had a written Code Of Ethics for many years NASDAQ: INDB Slide Number: 19

Acquisition Strategy Strategic Fit Low Risk Accretive to earnings Opportunistic Compliments Product Mix NASDAQ: INDB Slide Number: 20

Acquisition History 2004 Falmouth Bancorp, Inc. $166MM in Assets & 4 Branches 2000 Sovereign Bancorp, Inc. $67MM in Deposits & 4 Branches 2000 Fleet Financial Group $269MM in Deposits & 12 Branches $134MM in Loans 1994 Pawtucket Trust Co. $50MM in Trust Assets 1994 Plymouth FSB $21MM in Deposits & 3 Branches NASDAQ: INDB Slide Number: 21

Falmouth Bancorp, Inc. Acquisition $166.1 million in assets $145.5 million in deposits (63% Core) Cash and stock transaction valued at $36.9 million: # Price/Book 193% # Deposit premium of 11.4% # Price/Trailing EPS 40.0x Cost saves estimated at 40% Net 2 new branches Closing expected mid 2004 Expected to add $0.01 to EPS in 2004 & $0.02-$0.03 in 2005 NASDAQ: INDB Slide Number: 22

Enhancing Shareholder Value 5 yr CAGR Diluted EPS Growth 10.6% Loan Growth 10.9% Core Deposit Growth 16.8% Dividend Growth 5.4% Leading to stock price appreciation 10 yr CAGR 23.6% 5 yr CAGR 10.0% NASDAQ: INDB Slide Number: 23

INDB Stock Performance INDB 140% 2 50 2 0 0 NASDAQ Bank Index 52% 150 S&P 500 Index 10 0 (14%) 50 0 1/1/01 4/1/01 7/1/01 10/1/01 1/1/02 4/1/02 7/1/02 10/1/02 1/1/03 4/1/03 7/1/03 10/1/03 1/1/04 1/1/2001 through 2/24/04 Source: SNL Interactive – index = 100 on 1/1/2001 NASDAQ: INDB Slide Number: 24

Proven Strategy A true community bank – the remaining local option People Do Business with Peoplesm Focused on executing core competencies # Commercial Lending – One good lender at a time # Consumer Lending – Full product array # Retail Deposits – Stable, low cost core deposit growth # Investment Management – Distinguished in-house brand Expansion through de novo branching and in-market or contiguous acquisitions Conservative, consistently applied credit policy Disciplined and clear growth agenda NASDAQ: INDB Slide Number: 25

Investor Presentation Parent of Rockland Trust Company NASDAQ Ticker: INDB www.rocklandtrust.com Denis Sheahan — CFO Shareholder Relations: Michelle Newcomb (781) 878-6100 NASDAQ: INDB Slide Number: 26